                                                  ------------------------------
                                                           OMB APPROVAL
                                                  ------------------------------
                                                  OMB Number:         3235-0059
                                                  Expires:     January 31, 2008
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                                                  hours per response ........14.
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                       Act of 1934 (Amendment No. 1)

Filed by Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                              JANUS INVESTMENT FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)  Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

     2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5)  Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

--------------------------------------------------------------------------------

     2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3)  Filing Party:

--------------------------------------------------------------------------------

     4)  Date Filed:

--------------------------------------------------------------------------------

FOR SHAREHOLDERS OF
JANUS MONEY MARKET FUND
JANUS GOVERNMENT MONEY MARKET FUND
                                                                    (JANUS LOGO)

                                                                          , 2006

DEAR SHAREHOLDER:


     The Board of Trustees for your Fund recently approved a reorganization of the above-referenced money market funds (each, a "Current Fund" and together, the "Current Funds") that results in the transfer of a portion of the assets of each Current Fund having a value equal to the aggregate net asset value of the Fund's Institutional Shares and Service Shares classes to a corresponding new money market fund in exchange for corresponding shares of such new money market fund (each, a "New Fund" and together the "New Funds"). The reorganization, which requires shareholder approval, will transfer assets of Institutional Shares and Service Shares classes to a product designed primarily for institutional investors and sold through intermediaries, allowing Janus Capital Management LLC ("Janus Capital") the ability to enhance its distribution capabilities, create a more efficient product line and better meet the needs of its investors. Holders of the Investor Shares class of the Current Funds will remain shareholders of the Current Funds, which are designed primarily for retail investors.



     The reorganization is intended to maintain the status quo for shareholders so that after the reorganization, your shares will have the same account value, and your New Fund will have the same investment objective, policies and strategies, and fee structure. Holders of Institutional Shares and Service Shares classes will be able to exchange shares among the funds in Janus Capital's institutional/intermediary structure, and holders of Investor Shares will continue to be able to exchange shares among the funds in Janus Capital's retail structure. Each New Fund and Current Fund seeks to maintain a net asset value of $1.00 per share. Although the exchange by a shareholder of a Current Fund's Institutional Shares or Service Shares for New Fund shares is a taxable transaction, the reorganization is not expected to have any adverse federal income tax consequences for the shareholder because each Current Fund has maintained, and is expected to continue to maintain, a stable net asset value of $1.00 per share. Neither the Current Funds nor the New Funds will bear the costs of the reorganization. You may want to consult your tax adviser regarding your specific situation.

     The chart below shows the results of the proposed reorganization:



SHAREHOLDER CURRENTLY OWNS:                        SHAREHOLDER WILL OWN:
---------------------------                        ---------------------
Janus Money Market Fund      Investor Shares       Janus Money Market    Investor Shares
                                                   Fund
Janus Money Market Fund      Institutional Shares  Janus Institutional   Institutional Shares
                                                   Money Market Fund
Janus Money Market Fund      Service Shares        Janus Institutional   Service Shares
                                                   Money Market Fund
Janus Government Money       Investor Shares       Janus Government      Investor Shares
Market Fund                                        Money Market Fund
Janus Government Money       Institutional Shares  Janus Institutional   Institutional Shares
Market Fund                                        Government Money
                                                   Market Fund
Janus Government Money       Service Shares        Janus Institutional   Service Shares
Market Fund                                        Government Money
                                                   Market Fund



     For additional details about the proposed reorganization, we encourage you to read the Questions and Answers section at the beginning of the enclosed Proxy Statement as well as the entire Proxy Statement.



     THE INDEPENDENT TRUSTEES OF EACH CURRENT FUND BELIEVES THE PROPOSED REORGANIZATION IS IN THE BEST INTEREST OF SHAREHOLDERS AND HAS RECOMMENDED THAT SHAREHOLDERS VOTE "FOR" THE REORGANIZATION.


     You can vote in one of four ways:

     - BY MAIL with the enclosed proxy card;


     - BY INTERNET through the website listed in the proxy voting instructions;


     - BY TELEPHONE by calling 1-866-546-5791; or


     - IN PERSON at the special shareholder meeting on February 1, 2007.



     Your vote is extremely important, so please read the enclosed Proxy Statement carefully and submit your vote. If you have any questions about the proposal, please call our proxy solicitor, Computershare Fund Services, at 1-866-546-5791.



     Thank you for your consideration of this important proposal. We value you as a shareholder and look forward to continuing our relationship with you.


                                          Sincerely,

                                          /s/ GARY D. BLACK
                                          Gary D. Black

                                          Chief Executive Officer


                                          Janus Capital Management LLC

                                  (JANUS LOGO)

                             JANUS INVESTMENT FUND
                               151 DETROIT STREET
                             DENVER, COLORADO 80206


               NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS



     Notice is hereby given that a joint Special Meeting of Shareholders of Janus Money Market Fund and Janus Government Money Market Fund (each, a "Current Fund" and together, the "Current Funds"), each a series of Janus Investment Fund (the "Current Trust"), has been called to be held at Janus Capital Management LLC ("Janus Capital") 151 Detroit Street, Denver, Colorado 80206, on February 16, 2007, at 10:00 a.m. Mountain time (together with any adjournments or postponements thereof, the "Meeting"). At the Meeting, shareholders of each Current Fund will be asked to vote on the proposal set forth below and to transact such other business, if any, as may properly come before the Meeting:



     Proposal 1: (Janus Money Market Fund)  To approve the transactions contemplated under an Agreement and Plan of Reorganization, which would result in the transfer of a portion of the assets of Janus Money Market Fund having a value equal to the aggregate net asset value of the Institutional Shares and Service Shares of Janus Money Market Fund in exchange for corresponding shares of Janus Institutional Money Market Fund (a corresponding series of Janus Adviser Series), and the redemption in kind of such Institutional Shares and Service Shares by distributing to holders thereof shares of the acquiring fund equal in value and number to the shares redeemed.



     Proposal 2: (Janus Government Money Market Fund)  To approve the transactions contemplated under an Agreement and Plan of Reorganization, which would result in the transfer of a portion of the assets of Janus Government Money Market Fund having a value equal to the aggregate net asset value of the Institutional Shares and Service Shares of Janus Government Money Market Fund in exchange for corresponding shares of Janus Institutional Government Money Market Fund (a corresponding series of Janus Adviser Series), and the redemption in kind of such Institutional Shares and Service Shares by distributing to holders thereof shares of the acquiring fund equal in value and number to the shares redeemed.



     Shareholders of record of each Current Fund, as of the close of business on December 12, 2006, will receive notice of the Meeting and will be entitled to vote at the Meeting.

     SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE URGED TO COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR TO TAKE ADVANTAGE OF THE INTERNET OR TELEPHONIC VOTING PROCEDURES DESCRIBED ON THE ENCLOSED PROXY CARD(S). IF YOU WISH TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL STILL BE ABLE TO DO SO.


                                         By order of the Board of Trustees,

                                         /s/ KELLY ABBOTT HOWES
                                         Kelley Abbott Howes
                                         President and Chief Executive Officer
                                         of Janus Investment Fund

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and may avoid any delay involved in validating your vote if you fail to sign your proxy card properly.

          1. INDIVIDUAL ACCOUNT: Sign your name exactly as it appears in the registration on the proxy card.

          2. JOINT ACCOUNT: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

          3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

    REGISTRATION                               VALID SIGNATURE
    ------------                               ---------------
    Corporate Account
      (1) ABC Corp                             ABC Corp.
      (2) ABC Corp                             John Doe, Treasurer
      (3) ABC Corp. c/o John Doe,              John Doe
          Treasurer
      (4) ABC Corp. Profit Sharing Plan        John Doe, Trustee
          Trust Account
      (1) ABC Trust                            Jane B. Doe, Trustee
      (2) Jane B. Doe, Trustee u/t/d           Jane B. Doe
          12/28/78
    Custodial or Estate Account
      (1) John B. Smith, Cust. f/b/o           John B. Smith
          John B. Smith, Jr. UGMA
      (2) Estate of John B. Smith              John B. Smith, Jr., Executor

                                                                          , 2006

                             JANUS INVESTMENT FUND
                            Janus Money Market Fund

                       Janus Government Money Market Fund


                               151 DETROIT STREET
                             DENVER, COLORADO 80206


                     JOINT SPECIAL MEETING OF SHAREHOLDERS



                             JOINT PROXY STATEMENT



     This is a joint Proxy Statement for Janus Money Market Fund and Janus Government Money Market Fund (each, a "Current Fund" and together, the "Current Funds"), each a series of Janus Investment Fund (the "Current Trust"). Proxies for a Special Meeting of Shareholders of each Current Fund are being solicited by the Board of Trustees of the Current Trust (the "Board," the "Board of Trustees" or the "Trustees") to approve the following proposals, as applicable, that have already been approved by the Board:



     Proposal 1: (Janus Money Market Fund)  To approve the transactions contemplated under an Agreement and Plan of Reorganization, which would result in the transfer of a portion of the assets of Janus Money Market Fund having a value equal to the aggregate net asset value of the Institutional Shares and Service Shares of Janus Money Market Fund in exchange for corresponding shares of Janus Institutional Money Market Fund (a corresponding series of Janus Adviser Series), and the redemption in kind of such Institutional Shares and Service Shares by distributing to holders thereof shares of the acquiring fund equal in value and number to the shares redeemed.



     Proposal 2: (Janus Government Money Market Fund)  To approve the transactions contemplated under an Agreement and Plan of Reorganization, which would result in the transfer of a portion of the assets of Janus Government Money Market Fund having a value equal to the aggregate net asset value of the Institutional Shares and Service Shares of Janus Government Money Market Fund in exchange for corresponding shares of Janus Institutional Government Money Market Fund (a corresponding series of Janus Adviser Series), and the redemption in kind of such Institutional Shares and Service Shares by distributing to holders thereof shares of the acquiring fund equal in value and number to the shares redeemed.



     The Meeting will be held at Janus Capital Management LLC ("Janus Capital") 151 Detroit Street, Denver, Colorado 80206, on February 16, 2007 at 10:00 a.m. Mountain time, or at such later time as may be necessary due to adjournments or postponements thereof (the "Meeting"). Any shareholder of record who owned shares of a Current Fund, as of the close of business on December 12, 2006 (the "Record Date"), will receive notice of the Meeting and will be entitled to vote at the Meeting.



     At the Meeting, you will be asked to vote on the proposal for the Current Fund for which you held shares as of the Record Date. You should read the entire Proxy Statement before voting. If you have any questions, please call our proxy solicitor, Computershare Fund Services, at 1-866-546-5791. The Proxy Statement, Notice of Special Meeting, and the proxy cards are first being mailed to
shareholders on or about           , 2006.



     THE CURRENT FUNDS PROVIDE ANNUAL AND SEMI-ANNUAL REPORTS TO THEIR SHAREHOLDERS THAT HIGHLIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO CHANGES. ADDITIONAL COPIES OF EACH CURRENT FUND'S MOST RECENT ANNUAL REPORT AND ANY MORE RECENT SEMI-ANNUAL REPORT ARE AVAILABLE, WITHOUT CHARGE, BY CALLING A JANUS CAPITAL REPRESENTATIVE AT 1-800-295-2687, VIA THE INTERNET AT WWW.JANUS.COM, OR BY SENDING A WRITTEN REQUEST TO THE SECRETARY OF JANUS INVESTMENT FUND AT 151 DETROIT STREET, DENVER, COLORADO 80206.

                             QUESTIONS AND ANSWERS

WHAT IS BEING PROPOSED?


     You are being asked to approve the transactions contemplated under an Agreement and Plan of Reorganization (the "Agreement") for your Current Fund. Pursuant to the transactions, which we refer to as the "Reorganization," your Current Fund will transfer a portion of its assets having a value equal to the aggregate net asset value of the Current Fund's Institutional Shares and Service Shares classes to a newly formed series of Janus Adviser Series (the "New Trust") with the same investment objective, policies and strategies.



WHAT DOES THE PROPOSAL MEAN FOR INSTITUTIONAL SHARES AND SERVICE SHARES?



     Holders of Institutional Shares and Service Shares classes of Janus Money Market Fund would become shareholders of Institutional Shares and Service Shares classes, respectively, of Janus Institutional Money Market Fund, a new series of the New Trust, and holders of Institutional Shares and Service Shares classes of Janus Government Money Market Fund would become shareholders of Institutional Shares and Service Shares classes, respectively, of Janus Institutional Government Money Market Fund, a new series of the New Trust, each such shareholder receiving shares of the applicable series of the New Trust equivalent in number and value to their shares in the Current Fund at the time of the transaction in redemption of their current shares. Institutional Shares and Service Shares in each Current Fund will then be liquidated and terminated and each such shareholder's shares will be cancelled. Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund are referred to herein individually as a "New Fund" and together, the "New Funds."



WHAT DOES THE PROPOSAL MEAN FOR INVESTOR SHARES?



     Holders of the Investor Shares class of each Current Fund would remain shareholders of the Current Fund, and the Current Fund will operate as a single class fund after the Reorganization, with the same investment objective, strategies, policies and fee structure. Janus Capital will continue to serve as investment adviser to the Current Fund and, while assets of the Current Fund will be lower immediately following the Reorganization, based on October 31, 2006 net assets of the Investor Shares class of each Current Fund, each such class is expected to have a total expense ratio (after waivers) equal to the total expense ratio (after waivers) currently applicable to the Investor Shares class.


WHAT IS THE RECOMMENDATION OF THE BOARD OF TRUSTEES?


     The Independent Trustees recommend that you vote FOR the proposal applicable to your Current Fund.

WHY IS THE REORGANIZATION BEING PROPOSED?



     The proposals are part of Janus Capital's initiative to reorganize the money market funds it offers. Currently, each Current Fund is a series of the Current Trust, which is primarily designed for retail investors. The primary purpose of the proposals is to create separate retail money market funds and institutional money market funds, rather than the current multiple class structure of the Current Trust that includes both retail and institutional investors. Janus Capital believes the Reorganization will benefit both retail and institutional investors by providing Janus Capital with more flexibility to tailor its services and products to the respective demands of the retail and institutional marketplaces. Janus Capital believes that the Reorganization will result in a more efficient product line and will allow Janus Capital to better meet the different needs of investors.



WILL THE REORGANIZATION RESULT IN A CHANGE TO THE INVESTMENT OBJECTIVE, POLICIES, OR STRATEGIES OF THE CURRENT FUNDS?



     No. Each Current Fund and its corresponding New Fund will have the same investment objective, policies, and strategies. Each New Fund and each Current Fund seek to maintain a net asset value of $1.00 per share pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). You should be aware, of course, that the New Fund will be separate from the Current Fund, so the future investment performance of each New Fund and its classes may differ from the investment performance it may have achieved if the assets remained in the Current Fund due to differences in asset size, cash flows, or other factors. The performance of Investor Shares will continue to reflect its historical performance in the applicable Current Fund.



HOW WILL THE REORGANIZATION AFFECT FEES AND EXPENSES?



     The fee structure of all share classes of each Current Fund will remain the same after the Reorganization. However, total assets of each New Fund and each Current Fund will be lower immediately following the Reorganization. Janus Capital has agreed to contractually waive a portion of the fees it receives for advisory and administrative services through at least December 1, 2008 that will be payable by each New Fund on behalf of Institutional Shares and Service Shares to Janus Capital under advisory and administration agreements between each New Fund and Janus Capital. Janus Capital is waiving such fees for Institutional Shares and Service Shares of each Current Fund on a voluntary basis. For Investor Shares of each Current Fund, Janus Capital currently intends to continue to waive one-half of its advisory fee on a voluntary basis.



     Certain fees and expenses (such as fees paid to the New Funds' and Current Funds' Trustees and independent auditors) are not currently included as part of any fee waiver and these expenses may result in a higher total expense ratio for a share class of a New Fund or Current Fund after the Reorganization, depending on a fund's asset size. Based on October 31, 2006 combined net assets of the Institutional Shares and

Service Shares classes and net assets of Investor Shares of a Current Fund, assuming consummation of the Reorganization, there is not expected to be an increase in the total expense ratio of Institutional Shares or Service Shares of a New Fund or Investor Shares of a Current Fund as a result of these other fees and expenses.



     Janus Capital will pay all the fees associated with the Reorganization, including the cost of providing these materials to you. Neither the Current Trust nor the New Trust -- nor you as a shareholder -- will bear these costs.



WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION?



     If shareholders of a Current Fund approve the Reorganization, shareholders of Institutional Shares and Service Shares of the Current Fund on the Reorganization date (expected to be on or about February 23, 2007) will be deemed to have requested a redemption of their shares for federal income tax purposes (a "redemption on demand") as of the Reorganization date. The Current Fund and remaining Investor Shares class are not expected to realize any gain or loss in connection with a redemption on demand transaction. Like any other redemption, a redemption on demand will be a taxable event for shareholders of Institutional Shares and Service Shares of the Current Fund. However, neither the holders of Institutional Shares or Service Shares nor the holders of Investor Shares are expected to recognize any capital gain or loss because each Current Fund has at all times maintained, and will continue to seek to maintain, a stable net asset value of $1.00 per share, and each New Fund will also seek to maintain a stable net asset value of $1.00 per share. Nevertheless, you may wish to consult a tax adviser for more information on your own tax situation.



WHAT WILL HAPPEN IF SHAREHOLDERS OF A CURRENT FUND DO NOT APPROVE THE PROPOSAL?



     If shareholders of a Current Fund do not approve the proposal applicable to their Fund, then the Reorganization will not take effect with respect to that Fund and the Board of Trustees would take such action as they deem to be in the best interests of that Fund, including soliciting additional proxies. Additionally, if shareholders of a Current Fund do not approve the proposal with respect to that Fund, the Board of Trustees of the Current Trust or of the New Trust may elect not to implement the Reorganization with respect to both Current Funds.


HOW DO I VOTE MY SHARES?

     You can vote in any one of four ways:


     - BY MAIL, by sending the enclosed proxy card(s) (signed and dated) in the enclosed envelope;

     - BY INTERNET through the website by going to the website listed on your proxy card;

     - BY TELEPHONE by calling 1-866-546-5791; or



     - IN PERSON, by attending the Special Meeting of Shareholders on February 16, 2007 (or any adjournment or postponement thereof).


     Whichever method you choose, please take the time to read the full text of the Proxy Statement before you vote.

IF I SEND MY PROXY IN NOW AS REQUESTED, CAN I CHANGE MY VOTE LATER?


     Yes. You may revoke your proxy vote at any time before it is voted at the Meeting by: (i) delivering a written revocation to the Secretary of the Current Trust at 151 Detroit Street, Denver, Colorado 80206; (ii) submitting a subsequently executed proxy; or (iii) attending the Meeting and voting in person. Even if you plan to vote at the Meeting, we ask that you return the enclosed proxy. This will help us ensure that an adequate number of shares are present at the Meeting for consideration of the proposals.



WHAT IS THE REQUIRED VOTE TO APPROVE EACH PROPOSAL?



     Approval of a proposal by a Current Fund will require the affirmative vote of a "majority of the outstanding voting securities" of that Current Fund within the meaning of the 1940 Act, voting together as a single class. A "majority of the outstanding voting securities" means the lesser of (1) 67% or more of the shares present at the Meeting if the shareholders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares. In addition, each proposal requires the vote of a majority of votes cast at a meeting at which a quorum is present with respect to each of the Institutional Shares class and Service Shares class (voting separately). Thirty percent of the votes entitled to be cast shall constitute a quorum.



WHOM SHOULD I CALL FOR ADDITIONAL INFORMATION ABOUT THE PROXY STATEMENT?



     Please call Computershare Fund Services, the proxy solicitor for the Current Funds, at 1-866-546-5791.

                                   PROPOSALS





           APPROVAL OF A PLAN OF REORGANIZATION FOR EACH CURRENT FUND


INTRODUCTION


     Janus Money Market Fund and Janus Government Money Market Fund (the "Current Funds") are separate series of Janus Investment Fund (the "Current Trust"), a Massachusetts business trust. Each Current Fund offers three classes of shares: Investor Shares, Institutional Shares, and Service Shares. Investor Shares are designed primarily for retail investors; Institutional Shares are designed primarily for large institutional and individual investors; and Service Shares are designed for sale primarily through banks and other financial intermediaries.



     At a meeting of the Trustees of the Current Trust held on October 6, 2006, the Independent Trustees approved an Agreement and Plan of Reorganization (the "Agreement"), which would result in the transfer of a portion of the assets of Janus Money Market Fund having a value equal to the aggregate net asset value of Institutional Shares and Service Shares to Janus Institutional Money Market Fund in exchange for Institutional Shares and Service Shares, respectively, of Janus Institutional Money Market Fund; and a portion of the assets of Janus Government Money Market Fund having a value equal to the aggregate net asset value of Institutional Shares and Service Shares to Janus Institutional Government Money Market Fund in exchange for Institutional Shares and Service Shares, respectively, of Janus Institutional Government Money Market Fund. Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund (each a "New Fund" and together, the "New Funds") are newly established series of Janus Adviser Series (the "New Trust"). Pursuant to the transactions contemplated under the Agreement, which we refer to as the "Reorganization," all Institutional Shares and Service Shares of Janus Money Market Fund and Janus Government Money Market Fund will be redeemed in a two-step process described below. After the Reorganization, a shareholder of Institutional Shares or Service Shares of a Current Fund will own shares of the corresponding class of a New Fund of the New Trust equal in number and value to the shares owned immediately before the Reorganization. Holders of Investor Shares of each Current Fund will remain shareholders of their Current Fund, and each Current Fund will operate as a single class fund after the Reorganization. Janus Capital will bear all costs associated with the Reorganization.



     For the reasons set forth below under "Reasons for the Reorganization," the Trustees of the Current Trust, including all of the Trustees who are not deemed to be "interested persons" of that Trust ("Independent Trustees") as that term is defined in the 1940 Act, have determined that the Reorganization is in the best interests of each Current Fund and that the interests of shareholders of each Current Fund will not be diluted as a result of the Reorganization.

     You are being asked to approve the transactions contemplated under the Agreement. Shareholders of Janus Money Market Fund, voting together, are being asked to vote on Proposal 1. Shareholders of Janus Government Money Market Fund, voting together, are being asked to vote on Proposal 2. In addition, approval of Proposal 1 is contingent upon approval of the proposal by a majority of shareholders of Institutional Shares and Service Shares of Janus Money Market Fund, present in person or by proxy at the Meeting, voting separately; and approval of Proposal 2 is contingent upon approval of the proposal by a majority of the shareholders of Institutional Shares and Service Shares of Janus Government Money Market Fund, present in person or by proxy at the Meeting, voting separately. If a proposal is approved for a Current Fund, as described above, the Trustees and officers of the Current Trust will execute and implement the Agreement. If approved, the Reorganization is expected to take effect on or about February 23, 2007, or as soon as practicable thereafter ("Closing Date").



SUMMARY OF THE AGREEMENT AND PLAN OF REORGANIZATION



     The important terms of the Agreement are summarized below. This summary is qualified in its entirety by reference to the Agreement itself, which is set forth in Exhibit A to this Proxy Statement.



     Creation of New Funds. The Independent Trustees of the New Trust have adopted for each New Fund investment objectives, policies, and strategies that are identical to those of the corresponding Current Fund. In addition, provided that shareholders have approved the Reorganization, the Independent Trustees of the Current Trust, or any duly authorized officer of the Current Trust, as sole shareholder of each New Fund, will approve an investment advisory agreement between the New Fund and Janus Capital that is the same in all material respects as the current advisory agreement between each Current Fund and Janus Capital, except for the New Fund and New Trust as a party, the effective date, and the initial term.



     Redesignation of Transferring Classes. To facilitate the Reorganization, the Independent Trustees of the Current Trust will designate a new series of the Current Trust that corresponds to each Current Fund (each a "Transferring Fund") and will designate new classes of such series that correspond to the Institutional Shares and Service Shares classes (each a "Transferring Class") effective immediately prior to the Valuation Time (as defined below). Immediately prior to the Valuation Time, each Current Fund will allocate to its corresponding Transferring Fund a portion of its assets and liabilities having a value equal to the aggregate net asset value of all issued and outstanding Institutional Shares and Service Shares of that Current Fund. The assets allocated from each Current Fund to its corresponding Transferring Fund generally will include a pro rata share of each security's position in the Current Fund except for (i) securities that are subject to restrictions on resale or transfer, such as private placement securities (other than those that have been deemed liquid), and (ii) rounding off to eliminate fractional shares and odd lots of securities. In other words, Janus Capital will generally seek to ensure that the Current Fund retains, and the Transferring Fund receives, full lots of securities (rather than odd lots and fractional shares). Janus Capital will generally seek to allocate restricted securities that have been deemed liquid (which would generally include section 4(2) commercial paper) on a pro rata basis unless precluded by law. To the extent that restrictions on transfer preclude Janus Capital from allocating to the Transferring Funds private placement securities, Janus Capital will seek to allocate securities that are comparable in terms of maturity and yield. In addition, assets will be allocated between the Current Fund and the Transferring Fund in a manner such that the deviation between amortized and market value of portfolio securities will be substantially the same before and immediately following the Reorganization with respect to each Current Fund and each Transferring Fund.



     Transfer of Assets and Liabilities. As of the close of the regular trading session of the New York Stock Exchange on the Closing Date (referred to as the "Valuation Time" in the Agreement), each Transferring Fund will transfer, convey, and assign all of its assets and liabilities to its corresponding New Fund. In exchange, each New Fund will deliver to the corresponding Transferring Fund a number of full and fractional shares of Institutional Shares and Service Shares, respectively, equal in number to the full and fractional shares of the corresponding class of the Transferring Fund outstanding as of the Valuation Time. Each Current Fund will seek to extinguish all known liabilities before the Valuation Time of the Reorganization. To the extent that such liabilities are not extinguished, they will be allocated in a manner consistent with each Current Fund's Rule 18f-3 Plan. Under the Agreement, liabilities attributable to a specific class are attributable to that class. Liabilities that are not attributable to a particular class (e.g., advisory fees and custody fees) are allocated among the classes in accordance with their relative net assets.



     It is anticipated that each New Fund will have, after the Reorganization, a cash position in its portfolio roughly equivalent to the cash position of the corresponding Current Fund immediately prior to the Reorganization. If, however, the cash position of the New Fund, after the Reorganization, is more than one percentage point greater than the cash position of the Current Fund just prior to the Reorganization, Janus Capital will bear the cost of investing such excess cash.



     Distribution of New Fund Shares. Immediately following the transfer set forth above, each Transferring Fund will distribute Institutional Shares and Service Shares of the corresponding New Fund to each Current Fund. Each Current Fund will then distribute to its shareholders of record, determined as of the Valuation Time, shares of the New Fund corresponding to Institutional Shares and Service Shares, respectively. The distribution will be accomplished by the transfer agent of each New Fund crediting to the account of each shareholder of record of the corresponding Current Fund the same number of shares of the New Fund as the shareholder held in the Current Fund as of the Valuation Time. All issued and outstanding shares of each Transferring Fund will be canceled.


     All of these transactions would occur as of the Closing Date. The value of your investment and the number of your shares immediately after the Reorganization will be the same as they were immediately prior to the Reorganization.

     Closing Date. The Closing Date is expected to be on or about February 23, 2007, or such other date as the parties may mutually agree. If on the Closing Date there are certain trading restrictions or disruptions or other factors that may impact the Reorganization, then the Closing Date may be postponed.



     Other Provisions. The obligations of the Current Trust and the New Trust under the Agreement are subject to various conditions as stated in the Agreement. Notwithstanding the approval of the Reorganization by shareholders, the Trustees of the Current Trust or the New Trust may terminate or amend the Agreement under certain circumstances specified in the Agreement. If shareholders of one but not both of the Current Funds approve the Reorganization, the Trustees of the Current Trust or the New Trust may terminate the Agreement or may determine to proceed with the Reorganization with respect to the Current Fund for which the shareholders approved the Reorganization. At any time prior to the Closing Date, the Trustees of the Current Trust or the New Trust may waive any condition if, in their judgment, the waiver will not have a material adverse effect on the benefits intended under the Agreement to a Current Fund or New Fund.


COMPARISON OF CURRENT FUNDS AND NEW FUNDS


     Investment Adviser. Janus Capital will serve as investment adviser to the New Funds under agreements with the New Funds that are the same in all material respects as the current agreements for the Current Funds. Janus Capital will continue to serve as investment adviser to the Current Funds under agreements with the Current Funds that are currently in effect. The new agreements, like the current agreements, provide that Janus Capital will furnish continuous advice and recommendations concerning the New Funds' investments, provide office space for the New Funds, and pay all or a portion of the salaries, fees, and expenses of all New Fund officers and of those Trustees who are considered interested persons of Janus Capital. The new agreements will include the New Trust as a party rather than the Current Trust. The New Trust has the same address as the Current Trust: 151 Detroit Street, Denver, Colorado 80206-4805. The telephone number for the New Trust is 1-800-525-0020.



     The advisory fee rate in the investment advisory agreement for each New Fund is identical to the advisory fee rate included in the investment advisory agreement for each Current Fund. Janus Capital has agreed to contractually waive one-half of the advisory fee rate through at least December 1, 2008 that will be payable by each New Fund to Janus Capital under the investment advisory agreement for each New Fund. Janus Capital has also agreed to continue to waive one-half of the advisory fee rate payable by each Current Fund under each Current Fund's investment advisory agreement. The advisory fee is calculated daily and paid monthly, based on average daily net assets. In addition, Janus Capital has agreed to contractually waive a portion of its administrative services fee at least through December 1, 2008 that otherwise would be payable by each of the Institutional Shares and Service Shares of each New Fund to Janus Capital under the administration agreement for each New Fund. All such waivers are currently voluntary for the Current Funds.

     Each New Fund will operate separately from its corresponding Current Fund. That means that a New Fund's future investment performance will not be identical to the performance of the corresponding Current Fund. Investment performance could be better or worse. There is no guarantee of future performance of any Share class. While the person or persons currently serving as portfolio manager or co-portfolio manager for each Current Fund are expected to serve as the portfolio manager or co-portfolio manager for the corresponding New Fund, Janus Capital reserves the right to add or change portfolio managers of each Current Fund and New Fund in its discretion, as it does with all mutual funds that it manages.



     Capitalization. The following tables show, on an audited basis, the capitalization of each Current Fund as of October 31, 2006, as well as pro forma capitalization information, assuming that the Reorganization occurred on October 31, 2006. The actual initial capitalization of each New Fund will equal the capitalization of the Institutional Shares and Service Shares of the New Fund on the effective date of the Reorganization. The actual initial capitalization of each Current Fund will equal the capitalization of Investor Shares of the Current Fund on the effective date of the Reorganization.



                                   NET ASSETS          NET ASSETS
                                   OUTSTANDING        OUTSTANDING
                                     (BEFORE        (PRO FORMA AFTER
                                 REORGANIZATION)    REORGANIZATION)
                                 ---------------   ------------------
CURRENT FUNDS
Janus Money Market Fund --
  Investor Shares..............  $1,412,927,489      $1,412,927,489
Janus Money Market Fund --
  Institutional Shares.........   6,317,001,929                   0
Janus Money Market Fund --
  Service Shares...............      34,406,805                   0
                                 --------------      --------------
     Total.....................  $7,764,336,223      $1,412,927,489
Janus Government Money Market
  Fund -- Investor Shares......  $  176,188,307      $  176,188,307
Janus Government Money Market
  Fund -- Institutional
  Shares.......................     536,061,597                   0
Janus Government Money Market
  Fund -- Service Shares.......     165,479,120                   0
                                 --------------      --------------
     Total.....................  $  877,729,024      $  176,188,307
NEW FUNDS
Janus Institutional Money
  Market Fund -- Institutional
  Shares.......................  $            0      $6,317,001,929
Janus Institutional Money
  Market Fund -- Service
  Shares.......................               0          34,406,805
                                 --------------      --------------
     Total.....................  $            0      $6,351,408,734
Janus Institutional Government
  Money Market Fund --
  Institutional Shares.........  $            0      $  536,061,597
Janus Institutional Government
  Money Market Fund -- Service
  Shares.......................               0         165,479,120
                                 --------------      --------------
     Total.....................  $            0      $  701,540,717

     Fees and Expenses. The Board of Trustees of the New Trust has adopted, for each New Fund and class thereof, administration agreements and fees and transfer agent arrangements identical to those of each Current Fund and corresponding class thereof. However, the assets of each Current Fund and each corresponding New Fund immediately following the Reorganization are expected to be less than those of the total assets of the corresponding Current Fund immediately prior to the Reorganization (see net assets of each class of each Current Fund in the table above). Janus Capital has agreed to contractually waive a portion of its administrative services fee that will be payable by each of Institutional Shares and Service Shares of each New Fund to Janus Capital under the administration agreement for each New Fund. Janus Capital also has agreed to continue to waive one-half of its investment advisory fee payable by Institutional Shares and Service Shares of each New Fund and by Investor Shares of each Current Fund. Janus Capital currently waives such fees for the Current Funds on a voluntary basis and for the New Funds, will continue such waivers until at least December 31, 2008.



     The chart below provides additional detail about fees and expenses. The chart shows the fees and expenses of each class of each Current Fund and the projected ("pro forma") estimated fees and expenses for Institutional Shares and Service Shares classes of each New Fund, and for the Investor Shares class of the Current Funds, assuming consummation of the Reorganization as of October 31, 2006. All fees and expenses shown were determined based on net assets of each Current Fund and each class thereof as of October 31, 2006. All such fees and expenses are borne indirectly by the shareholders. NEITHER THE CURRENT FUNDS NOR THE NEW FUNDS WILL PAY ANY FEES IN CONNECTION WITH THE PROPOSED REORGANIZATION.



     Shareholder fees are those paid directly from your investment, such as sales loads and redemption fees. The Current Funds and New Funds are no-load investments, so you will generally not pay any shareholder fees when you buy or sell shares of these Current Funds or New Funds.



     Annual fund operating expenses shown in the table below are paid out of the assets of a Current Fund or New Fund and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the examples below show, these costs are borne indirectly by all shareholders.

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)


                                                              TOTAL ANNUAL                NET ANNUAL
                                                                  FUND                       FUND
                                   MANAGEMENT      OTHER       OPERATING      EXPENSE      OPERATING
                                     FEE(1)     EXPENSES(2)     EXPENSES     WAIVERS(3)   EXPENSES(4)
                                   ----------   -----------   ------------   ----------   -----------
JANUS MONEY MARKET FUND --
  INVESTOR SHARES
  Current........................     0.20%        0.50%          0.70%      N/A             0.70%
  Pro Forma......................     0.20%        0.50%          0.70%      N/A             0.70%
JANUS GOVERNMENT MONEY MARKET --
  INVESTOR SHARES
  Current........................     0.20%        0.51%          0.71%      N/A             0.71%
  Pro Forma......................     0.20%        0.51%          0.71%      N/A             0.71%
JANUS MONEY MARKET FUND --
  INSTITUTIONAL SHARES
  Current........................     0.20%        0.15%          0.35%      N/A             0.35%
  Pro Forma......................     0.20%        0.15%          0.35%      0.17%           0.18%
JANUS GOVERNMENT MONEY MARKET --
  INSTITUTIONAL SHARES
  Current........................     0.20%        0.16%          0.36%      N/A             0.36%
  Pro Forma......................     0.20%        0.16%          0.36%      0.20%           0.16%
JANUS MONEY MARKET FUND --
  SERVICE SHARES
  Current........................     0.20%        0.40%          0.60%      N/A             0.60%
  Pro Forma......................     0.20%        0.40%          0.60%      0.17%           0.43%
JANUS GOVERNMENT MONEY MARKET --
  SERVICE SHARES
  Current........................     0.20%        0.41%          0.61%      N/A             0.61%
  Pro Forma......................     0.20%        0.41%          0.61%      0.20%           0.41%


---------------


(1) The "Management Fee" is the investment advisory fee rate paid by the Current Funds and New Funds to Janus Capital without taking into account any waivers. For the Current Funds, Janus Capital has agreed to voluntarily waive one-half of the advisory fee rate shown in the table. As such, the waiver for the Current Funds could change or terminate at any time at the discretion of Janus Capital. For the New Funds, Janus Capital has agreed to contractually waive one-half of the advisory fee rate shown in the table through at least December 1, 2008.



(2) Included in Other Expenses is an administrative services fee of 0.50% for Investor Shares, 0.15% for Institutional Shares and 0.40% for Service Shares, of the average daily net assets of each such class, respectively, of each Current Fund and each New Fund, to compensate Janus Capital for providing certain administrative services including, but not limited to, recordkeeping and registration services. For the Current Funds, Janus Capital has voluntarily agreed to waive a portion of its administrative services fee paid by Institutional Shares and Service Shares of each Current Fund. As such, the administrative fee waiver for Institutional Shares and Service Shares of each Current Fund could change or terminate at any time at the discretion of Janus Capital. For the New Funds, Janus Capital has agreed to contractually waive a portion of its administrative services fee paid by each New Fund on behalf of Institutional Shares and Service Shares through at least December 1, 2008.



(3) The amounts waived for the New Funds are estimated assuming the Reorganization was consummated October 31, 2006 and based on the waivers agreed to by Janus Capital as described in footnotes (1) and (2) of this table. Such waivers are voluntarily in effect for the Current Funds and, if included in

    "Expense Waivers" above for each class of each Current Fund, would have amounted to 0.10% for Investor Shares of both Janus Money Market Fund and Janus Government Money Market Fund, respectively; 0.17% and 0.20%, for Institutional Shares of Janus Money Market Fund and Janus Government Money Market Fund, respectively; and 0.17% and 0.20% for Service Shares of Janus Money Market Fund and Janus Government Money Market Fund, respectively, thereby making the Net Annual Fund Operating Expenses the same for "Current" and "Pro Forma" for each class.



(4) For the Current Funds (before and pro forma after the Reorganization), does not include fees and expenses voluntarily waived by Janus Capital as described in footnotes (1) and (2) above.


EXAMPLES:


     THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS AS SHOWN IN THE TABLE ABOVE. These examples are intended to help you compare the cost of investing in each class of each Current Fund before and after the proposed Reorganization on a pro forma basis (assuming consummation of the Reorganization as of October 31, 2006.) The examples assume that you invest $10,000 in each class of each Current Fund before the Reorganization, and in Institutional Shares and Service Shares classes of each New Fund and in the Investor Shares class of each Current Fund after the Reorganization, for the time periods indicated, you reinvest all dividends and distributions, and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the operating expenses of each class of each Current Fund and each New Fund remains the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:



                                        1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                       --------   --------   --------   --------
JANUS MONEY MARKET FUND --
  INVESTOR SHARES
  Current............................  $     72   $    224   $    390   $    871
  Pro Forma..........................  $     72   $    224   $    390   $    871
JANUS GOVERNMENT MONEY MARKET --
  INVESTOR SHARES
  Current............................  $     73   $    227   $    395   $    883
  Pro Forma..........................  $     73   $    227   $    395   $    883
JANUS MONEY MARKET FUND --
  INSTITUTIONAL SHARES
  Current............................  $     36   $    113   $    197   $    443
  Pro Forma..........................  $     36   $    113   $    197   $    443
JANUS GOVERNMENT MONEY MARKET --
  INSTITUTIONAL SHARES
  Current............................  $     37   $    116   $    202   $    456
  Pro Forma..........................  $     37   $    116   $    202   $    456
JANUS MONEY MARKET FUND -- SERVICE
  SHARES
  Current............................  $     61   $    192   $    335   $    750
  Pro Forma..........................  $     61   $    192   $    335   $    750
JANUS GOVERNMENT MONEY MARKET --
  SERVICE SHARES
  Current............................  $     62   $    195   $    340   $    762
  Pro Forma..........................  $     62   $    195   $    340   $    762

FUND SERVICE PROVIDERS


     Janus Capital or its affiliates serve as administrator, distributor, and transfer agent of the Current Funds and the New Funds, subject to substantially the same terms.



     Transfer Agent. Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217, a wholly-owned subsidiary of Janus Capital, serves as the transfer agent of the Current Trust and the New Trust pursuant to Amended and Restated Transfer Agency Agreements between the Trusts and Janus Services. The Current Funds do not pay, and New Funds will not pay, a fee to Janus Services. Janus Services intends to continue to provide the same services after consummation of the Reorganization.



     Distributor. Janus Distributors LLC ("Janus Distributors"), located at 151 Detroit Street, Denver, Colorado 80206, a wholly-owned subsidiary of Janus Capital, serves as distributor of the Current Trust and the New Trust pursuant to Amended and Restated Distribution Agreements between the Trusts and Janus Distributors. Janus Distributors does not receive compensation from Institutional Shares, Service Shares or Investor Shares of the Current Funds, and will not receive compensation from Institutional Shares or Service Shares of each New Fund, (nor from the Current Funds after the Reorganization) for services rendered. Janus Distributors intends to continue to provide the same services after consummation of the Reorganization.



     Administrator. Janus Capital serves as administrator to the Current Funds and New Funds, performing or arranging for the provision of, among other things, fund accounting, shareholder services, recordkeeping, and registration functions. Janus Capital is compensated by each share class of each Current Fund and will also be compensated by each share class of each New Fund for services provided pursuant to administration agreements. Janus Capital intends to continue to provide the same administrative services after consummation of the Reorganization.



     Shareholder Rights. Each Current Fund is a series of the Current Trust, a Massachusetts business trust. Each New Fund is a series of the New Trust, a Delaware statutory trust. Shareholders will have similar rights before and after the Reorganization, except with respect to voting. Shareholders of each Current Fund are entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of net asset value of the Current Fund that they own. Shareholders of each New Fund are entitled to one vote per share (and fractional votes for fractional shares).



     In addition, under Massachusetts law, shareholders of each Current Fund could, under certain circumstances, be held liable for the obligations of their Current Fund. However, the Amended and Restated Agreement and Declaration of Trust of each Current Fund disclaims shareholder liability for acts or obligations of the Current Fund and provides that shareholders shall be held harmless and shall be indemnified by the Current Trust for all losses and expenses of any fund shareholder held liable for the obligations of the Current Fund. Delaware law and the Amended and Restated Trust Instrument of the New Trust generally provide that shareholders are not personally liable for acts, omissions, liabilities or obligations of any kind of the New Trust.



     Officers and Trustees. The officers and Trustees of the Current Funds and the New Funds are identical as of the date of this Proxy Statement.



     Other. The fiscal year end of each Current Fund is October 31. The fiscal year end of each New Fund will be July 31. The independent accountant for both the Current Funds and the New Funds is PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202.


REASONS FOR THE REORGANIZATION


     The Independent Trustees of the Current Trust have unanimously determined that the Reorganization is in the best interests of the Current Funds and that the interests of shareholders of those Current Funds will not be diluted as a result of the Reorganization. Therefore, the Independent Trustees unanimously recommend that shareholders approve the Reorganization. The principal factors considered by the Independent Trustees are summarized below.



     As discussed above, the Reorganization is part of an initiative to reorganize the money market funds offered by Janus Capital to create a more efficient product line and better meet the needs of retail and institutional investors. The Board, including the Independent Trustees, considered the Reorganization at meetings held on September 6, 2006 and October 6, 2006. At each meeting, the Independent Trustees met privately with their independent counsel to consider the proposals. The Independent Trustees also considered information regarding the proposals provided by their independent fee consultant. The Independent Trustees voted to approve the Reorganization for each Current Fund and recommended that shareholders of each Current Fund approve the proposal applicable to their Fund.



     In making these determinations, the Independent Trustees considered the following factors, among others, giving appropriate weight to all pertinent factors:



     - Janus Capital's belief that separating the retail shareholders from the institutional shareholders in separate funds will enhance its ability to diversify the institutional shareholder base on the one hand, a benefit for institutional shareholders that provides for more efficient management of frequent cash flow normally associated with institutional shareholders, while, on the other hand, allowing for more efficient management of a fund designed for retail shareholders by having a fund less vulnerable to institutional shareholder cash flows. The Reorganization is anticipated to provide better opportunities for the portfolio manager(s) to look for opportunities in the markets that are consistent with the shareholder base.



     - Janus Capital's belief that the proposed transaction will benefit the Current Funds and the New Funds by creating separate funds for investors with differing needs. Specifically, the Reorganization will allow Janus Capital additional flexibility to offer services to institutional investors that are not necessary or desirable for retail investors and vice versa.



     - The Reorganization will allow shareholders of Institutional Shares and Service Shares to continue their investment in a fund with investment objectives, policies, and restrictions identical to those of their Current Fund. The Reorganization is not expected to have any impact on the management of the Current Funds or New Funds.



     - The Trustees' belief that each New Fund will receive the same level and quality of services from Janus Capital and its affiliates that have been provided to the corresponding Current Fund.



     - The material terms of the investment advisory contracts are identical for each Current Fund and each New Fund.



     - As a result of fee waivers, following the Reorganization and based on October 31, 2006 combined net assets of the Institutional Shares and Service Shares classes of each Current Fund, each new class of each New Fund is expected to have a total expense ratio (after waivers) equal to the total expense ratio (after waivers) currently applicable to its corresponding class of its corresponding Current Fund.



     - As a result of the fee waiver of a portion of the investment advisory fee, following the Reorganization and based on October 31, 2006 net assets of the Investor Shares class of each Current Fund, each such class is expected to have a total expense ratio (after waivers) equal to the total expense ratio (after waivers) currently applicable to the Investor Shares class.



     - With respect to fee waivers for Institutional Shares and Service Shares, the Trustees noted that the fee waivers applied to these share classes of the Current Funds are voluntary and can be terminated by Janus Capital at any time, but the fee waivers to be applied to the New Funds are contractual and will remain in place until at least December 1, 2008. As a result, although immediately following the Reorganization each New Fund will have lower assets than each Current Fund immediately before the Reorganization, because of the contractual fee waivers, the total expense ratio (after waivers) of each of Institutional Shares and Service Shares of each New Fund is not expected to exceed that of each corresponding class of each Current Fund until at least December 1, 2008, assuming all classes approve the Reorganization (and based on combined net assets of the Institutional Shares and Service Shares classes of each Current Fund as of October 31, 2006).



     - With respect to the waiver of a portion of the investment advisory fee payable by Investor Shares of each Current Fund, the Trustees noted that Janus Capital has agreed to continue this waiver after the Reorganization. As a result, although immediately following the Reorganization each Current Fund will have lower assets than prior to the Reorganization, because of the continuation of the fee waiver, the total expense ratio (after the waiver) of Investor Shares is expected to be the same before and after the Reorganization (based on net assets of the Investor Shares class of each Current Fund as of October 31, 2006).



     - The potential for greater efficiency in terms of portfolio management of money market assets to the extent that the Reorganization and related actions by Janus Capital can increase, in the aggregate, the amount of money market assets that Janus Capital manages.



     - The potential benefits of the Reorganization to Janus Capital and its affiliates, including Janus Capital's belief that the proposed transactions could benefit each Current Fund and each New Fund by enhancing distribution capabilities, creating a more efficient product line, and allowing Janus Capital to better meet the needs of institutional and retail investors.



     - The terms of the Reorganization and whether the Reorganization would dilute the interests of the shareholders of each Current Fund and each New Fund.



     - The Reorganization is not expected to create a taxable event for the Current Funds. While the Reorganization will create a taxable event for redeeming shareholders, no capital gain or loss is expected to be realized by redeeming shareholders because each Current Fund has at all times maintained and will continue to seek to maintain, and each New Fund will seek to maintain, a stable net asset value of $1.00 per share.


     - Janus Capital will bear all of the costs of the Reorganization.

FEDERAL INCOME TAX CONSEQUENCES


     The Reorganization as applied to Institutional Shares and Service Shares of each Current Fund is intended to qualify for U.S. federal income tax purposes as a "redemption upon the demand of the shareholder" for purposes of section 852(b)(6) of the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, the Current Funds will not recognize a taxable gain or loss as a direct result of the Reorganization. The assets transferred to each New Fund will carry over their tax basis from the Current Fund, and neither the Current Fund nor the New Fund should recognize gain or loss as a result of the transactions constituting the Reorganization. As a condition to the closing of the Reorganization, the Current Trust will receive a tax opinion to the effect that the in-kind redemption of Institutional Shares and Service Shares of each Current Fund pursuant to the Reorganization should qualify as a "redemption upon the demand of the shareholder" for purposes of Section 852(b)(6) of the Code. No tax ruling from the Internal Revenue Service regarding the Reorganization has been requested. The tax opinion is not binding on the Internal Revenue Service or a court and does not preclude the Internal Revenue Service from asserting or adopting a contrary position.

     Distributions. Immediately prior to the Reorganization, each Current Fund will distribute all undistributed ordinary income, if any. Such distribution will be taxable to the shareholders of the Current Funds.



     Tax Effect on Shareholders. For holders of Institutional Shares and Service Shares of each Current Fund, the transaction will be treated as a taxable sale of such shares of the Current Fund and a purchase of corresponding shares of the New Fund. Accordingly, the basis for the New Fund shares received by a shareholder of each of Institutional Shares and Service Shares will be the net asset value per share of those New Fund shares on the date of the Reorganization, and the shareholder's holding period for those New Fund shares will begin on the following day. Although a redemption of shares is a taxable event, shareholders are not expected to recognize a gain or loss in connection with the Reorganization because each Current Fund has maintained at all times and will continue to seek to maintain, and each New Fund will seek to maintain, a stable net asset value of $1.00 per share.


PERFORMANCE INFORMATION


     Janus Capital expects that performance information for Institutional Shares and Service Shares of each New Fund will include the performance information for Institutional Shares and Service Shares, respectively, of each Current Fund, prior to the Reorganization date. Performance information for Investor Shares of each Current Fund will continue to include its performance prior to the Reorganization date.


OTHER EFFECTS OF SHAREHOLDER APPROVAL


     If shareholders approve the proposed Reorganization, the Independent Trustees of the Current Trust, or any duly authorized officer of the Current Trust, as sole shareholder of each New Fund, will approve an investment advisory agreement between the New Fund and Janus Capital. As noted above, the terms of the investment advisory agreements between the New Funds and Janus Capital will be the same in all material respects as the current investment advisory agreements between Janus Capital and the Current Funds (except that the New Trust will be a party and the effective date and term will be different).



     THE INDEPENDENT TRUSTEES OF THE CURRENT TRUST UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION.

                             ADDITIONAL INFORMATION

QUORUM AND VOTING


     Shareholders of each Current Fund will vote both (1) together as a fund, and (2) separately with regard to shareholders of Institutional Shares and Service Shares (voting separately), at the Meeting. Each holder of a whole or fractional share shall be entitled to one vote for each whole or fractional dollar value of net asset value held in such shareholder's name. If you are not the owner of record but your shares are instead held for your benefit by a financial intermediary such as a retirement plan service provider, broker-dealer, bank trust department, insurance company or other financial intermediary, that financial intermediary may request that you provide instruction on how to vote the shares you beneficially own. Your financial intermediary will provide you with additional information.



     Thirty percent of the outstanding votes entitled to be cast at the Meeting for each Current Fund (and for each of Institutional Shares and Service Shares of each Current Fund, voting separately) shall be a quorum for the transaction of business by that Fund at the Meeting. Any lesser number is sufficient for adjournments. In the event that the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the shareholders of a majority of the shares of a Current Fund, present in person or by proxy at the Meeting. The persons named as proxies will vote the proxies for a Current Fund or class thereof (including broker non-votes and abstentions) in favor of adjournment if they determine additional solicitation is warranted and in the interests of shareholders of the Current Fund.



     "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Current Fund, but are not voted because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Abstentions and "broker non-votes" are counted as shares eligible to vote at the Meeting in determining whether a quorum is present but do not represent votes cast with respect to adjournment or a proposal. Accordingly, assuming the presence of a quorum, abstentions and "broker non-votes" will have the effect of a vote against the respective proposal on the Fund vote, but will have no effect on the class vote for purposes of counting votes of the Institutional Shares and Service Shares (voting separately).



     Approval of a proposal applicable to a Current Fund will require the affirmative vote of a "majority of the outstanding voting securities" of the Current Fund within the meaning of the 1940 Act, voting together as a single class. A "majority of the outstanding voting securities" means the lesser of (1) 67% or more of the shares present at the Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares. In addition, each proposal requires the vote of a majority of votes cast at a Meeting at which a quorum is present with respect to each of the Institutional Shares class and Service Shares class (voting separately).


SHARE OWNERSHIP


     As of the close of business on the Record Date, outstanding shares of each class of each Current Fund were as follows:



                                                    NUMBER OF
                                                      SHARES
                                                  --------------
JANUS MONEY MARKET FUND
  Investor Shares..............................    1,575,584,751
  Institutional Shares.........................    7,785,560,178
  Service Shares...............................       35,069,353
JANUS GOVERNMENT MONEY MARKET FUND
  Investor Shares..............................      194,383,358
  Institutional Shares.........................      567,547,749
  Service Shares...............................      158,304,676
                                                  --------------



     Beneficial owners of 5% or more of the outstanding shares of each class of each Current Fund as of the Record Date are shown in Exhibit B. To the best knowledge of the Current Trust, no person beneficially owned more than 5% of the outstanding shares of each class of each Current Fund except as shown in Exhibit
B. To the best knowledge of the Current Trust, entities shown as owning 25% or more of a class of a Current Fund, unless otherwise indicated, are not the beneficial owners of such shares.



     As of the Record Date, the officers and Trustees as a group owned      % of
the outstanding Investor Shares of Janus Money Market Fund and      % of the
outstanding Investor Shares of Janus Government Money Market Fund. The officers and Trustees also owned 2.5% of the Institutional Shares of Janus Money Market Fund and less than 1% of the outstanding shares of the Institutional Shares of Janus Government Money Market Fund. The officers and Trustees also owned less than 1% of the outstanding shares of the Service Shares of each of Janus Money Market Fund and Janus Government Money Market Fund.


SOLICITATION OF PROXIES


     The cost of preparing, printing, and mailing the proxy card(s) and this Proxy Statement and all other costs incurred with the solicitation of proxies, including any additional solicitation made by letter, telephone, or otherwise, will be paid by Janus Capital. In addition to solicitation by mail, officers and representatives of the Current Trust, officers and employees of Janus Capital or its affiliates, and certain financial services firms and their representatives, without extra compensation, or a solicitor, may conduct additional solicitations personally, by telephone, or by any other means available.

     Janus Capital has engaged Computershare Fund Services ("Computershare"), a professional proxy solicitation firm, to assist in the solicitation of proxies,
at an estimated cost of [$     ], plus any out-of-pocket expenses. Such expenses
will be paid by Janus Capital. Among other things, Computershare will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.



     Brokers, banks, and other fiduciaries may be required to forward soliciting material to their principals on behalf of a Current Fund and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by Janus Capital for their expenses to the extent Janus Capital would have directly borne those expenses.



     As the Meeting date approaches, certain shareholders whose proxies have not been received may receive telephone calls from a representative of Computershare. Authorization to permit Computershare to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of each Current Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Current Funds believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.



     In all cases where a telephonic proxy is solicited, the representative is required to ask for each shareholder's full name, address, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and to confirm that the shareholder has received the Proxy Statement and proxy card(s) in the mail. If the information solicited agrees with the information provided to Computershare, then the Computershare representative has the responsibility to explain the process and ask for the shareholder's instructions on the proposal. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote. The Computershare representative may read any recommendation set forth in this Proxy Statement. The Computershare representative will record the shareholder's instructions. Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call Computershare immediately if his or her instructions are not accurately reflected in the confirmation.



     Telephone Touch-Tone Voting. Shareholders may provide their voting instructions through telephone touch-tone voting by following the instructions on the enclosed proxy card(s). Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call.


     Internet Voting. Shareholders may provide their voting instructions through Internet voting by following the instructions on the enclosed proxy card(s). Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission and terminating their Internet link, will, upon request, receive an e-mail confirming their voting instructions. If a shareholder wishes to participate in the Meeting but does not wish to give a proxy by telephone or via the Internet, the shareholder may still submit the proxy card(s) originally sent with the Proxy Statement in the postage-paid envelope provided, or attend the Meeting in person. Shareholders requiring additional information regarding the proxy or replacement proxy card(s), may contact Computershare at 1-866-546-5791. Any proxy given by a shareholder is revocable until voted at the Current Meeting.



     Revoking a Proxy. Any shareholder submitting a proxy has the power to revoke it at any time before it is exercised by submitting to the Secretary of the Current Trust at 151 Detroit Street, Denver, Colorado 80206, a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, will be voted FOR the proposal, as described in this Proxy Statement.


LEGAL MATTERS


     Information regarding material pending legal proceedings involving Janus Capital, the Current Trust, or the New Trust is attached as Exhibit C to this Proxy Statement.


SHAREHOLDER PROPOSAL FOR SUBSEQUENT MEETINGS


     The Current Funds are not required, and do not intend, to hold annual shareholder meetings. Under the terms of a settlement reached between Janus Capital and the Securities and Exchange Commission ("SEC") in August 2004, commencing in 2005 and not less than every fifth calendar year thereafter, the Current Trust and the New Trust will hold a meeting of shareholders to elect Trustees. The New Trust is also subject to the terms of the SEC settlement. Shareholder meetings may be called from time to time as described in the Amended and Restated Agreement and Declaration of Trust and the Amended and Restated Bylaws of the Current Trust. Under the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in a Current Fund's proxy statement for a particular meeting. Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of Current Fund shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of a Current Fund's securities to be voted, at the time a proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by a Current Fund of any such proposal. Under those rules, a proposal must have been submitted within a reasonable time before the Current Funds began to print and mail this Proxy Statement in order to be included in this Proxy Statement. A proposal submitted for inclusion in a Current Fund's proxy material for the next special meeting after the meeting to which this Proxy Statement relates must be received by a Current Fund within a reasonable time before a Current Fund begins to print and mail the proxy materials for that meeting.



     Shareholders wishing to submit a proposal for inclusion in a proxy statement subsequent to the Meeting, if any, should send their written proposal to the Secretary of the Current Trust at 151 Detroit Street, Denver, Colorado 80206, within a reasonable time before a Current Fund begins to print and mail the proxy materials for that meeting. Notice of shareholder proposals to be presented at the Meeting must have been received within a reasonable time before the Current Funds began to mail this Proxy Statement. The timely submission of a proposal does not guarantee its inclusion in the proxy materials.


SHAREHOLDER COMMUNICATIONS


     The Trustees provide for shareholders to send written communications to the Trustees via regular mail. Written communications to the Trustees, or to an individual Trustee, should be sent to the attention of the Current Trust's Secretary at the address of the Current Trust's principal executive office. All such communications received by the Current Trust's Secretary shall be promptly forwarded to the individual Trustee to whom they are addressed or to the full Board of Trustees, as applicable. If a communication does not indicate a specific Trustee, it will be sent to the Chairperson of the Nominating and Governance Committee and the independent counsel to the Independent Trustees for further distribution as deemed appropriate by such persons. The Trustees may further develop and refine this process as deemed necessary or desirable.


REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS


     The Annual Report to shareholders of the Current Funds, including financial statements of the Current Funds, has previously been sent to shareholders. THE CURRENT FUNDS PROVIDE ANNUAL AND SEMIANNUAL REPORTS TO THEIR SHAREHOLDERS THAT HIGHLIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO CHANGES. ADDITIONAL COPIES OF THE CURRENT FUNDS' MOST RECENT ANNUAL REPORT AND ANY MORE RECENT SEMIANNUAL REPORT ARE AVAILABLE, WITHOUT CHARGE, BY CALLING A JANUS CAPITAL REPRESENTATIVE AT 1-800-295-2687, VIA THE INTERNET AT WWW.JANUS.COM, OR BY SENDING A WRITTEN REQUEST TO THE SECRETARY OF THE CURRENT TRUST AT 151 DETROIT STREET, DENVER, COLORADO 80206.


OTHER MATTERS TO COME BEFORE THE MEETING


     The Board of Trustees is not aware of any matters that will be presented for action at the Meeting other than the matters described in this Proxy Statement. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any other matters in accordance with their best judgment in the interests of the Current Trust and/or Current Fund.

     PLEASE COMPLETE, SIGN, AND RETURN THE ENCLOSED PROXY CARD(S) OR VOTE BY INTERNET OR TELEPHONE PROMPTLY. NO POSTAGE IS REQUIRED IF YOU MAIL YOUR PROXY CARD(S) IN THE UNITED STATES.



                                          By order of the Board of Trustees,


                                          /s/ KELLY ABBOTT HOWES

                                          Kelley Abbott Howes


                                          Chief Executive Officer and President
                                          of Janus Investment Fund

                               INDEX OF EXHIBITS


EXHIBIT A:    Form of Agreement and Plan of Reorganization
EXHIBIT B:    5% Beneficial Owners of Shares
EXHIBIT C:    Legal Matters

                                                                       EXHIBIT A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION


     AGREEMENT AND PLAN OF REORGANIZATION dated as of           , 2006 (the
"Agreement"), between Janus Investment Fund, a Massachusetts business trust with offices at 151 Detroit Street, Denver, Colorado 80206 (the "Transferring Trust"), on behalf of the Institutional Shares class and Service Shares class (each, a Transferring Class") of its series, Janus Money Market Fund and Janus Government Money Market Fund (each, a "Transferring Fund"), and Janus Adviser Series, a Delaware statutory trust (the "Acquiring Trust"), on behalf of the Institutional Shares class and Service Shares class (each, an "Acquiring Class") of its series, Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund (each series of the Acquiring Trust, an "Acquiring Fund").


     WHEREAS, each Transferring Fund is authorized to issue three classes of shares, Investor Shares, Institutional Shares and Service Shares, and may issue additional classes in the future;

     WHEREAS, each Acquiring Fund is authorized to issue four classes of shares, Select Shares, Primary Shares, Institutional Shares and Service Shares, and may issue additional classes in the future;

     WHEREAS, for each Transferring Class of a Transferring Fund, there is a corresponding Acquiring Class of each Acquiring Fund (and this Agreement refers to the Transferring Class and the corresponding Acquiring Class as "corresponding" classes) and for each Transferring Fund, there is an Acquiring Fund corresponding to each Transferring Fund as follows (and this Agreement refers to the Transferring Fund and the corresponding Acquiring Fund as "corresponding" funds):

TRANSFERRING TRUST                              ACQUIRING TRUST
------------------                              ---------------
Janus Money Market Fund              Janus Institutional Money Market Fund
Janus Government Money Market Fund   Janus Institutional Government Money
                                     Market Fund

     WHEREAS, the Transferring Trust and the Acquiring Trust wish to effect a reorganization (the "Reorganization"), which will consist of designating each Transferring Class of each Transferring Fund as a new series of the Transferring Trust, assigning to each new series a portion of the assets and liabilities of the Transferring Fund equal in value to the aggregate net asset value of the Transferring Fund represented by the Transferring Classes, as applicable, transferring the assets and liabilities of the corresponding new series to the corresponding Acquiring Class of each Acquiring Fund in exchange for shares of the corresponding Acquiring Class of each Acquiring Fund (the "Acquiring Fund Shares") and the redemption of those Transferring Class shares by distribution in kind to the holders thereof of the corresponding Acquiring Fund Shares, such actions to occur on the closing date provided for in paragraph 4.1 hereof (the "Closing Date"), all upon the terms and conditions hereinafter set forth in this Agreement;

     WHEREAS, as of the Closing Date, the Transferring Trust and the Acquiring Trust are registered, open-end management investment companies, each Transferring Class and Transferring Fund will be duly established and designated classes and series of the Transferring Trust, and each Acquiring Class and Acquiring Fund will be duly established and designated classes and series of the Acquiring Trust;

     WHEREAS, both the Transferring Trust and the Acquiring Trust will be authorized as of the Closing Date to issue shares of beneficial interest in connection with the Reorganization;

     WHEREAS, the Board of Trustees of the Transferring Trust has determined that the Reorganization is in the best interests of each Transferring Fund and that the interests of each Transferring Fund's shareholders would not be diluted as a result of the Reorganization;

     WHEREAS, the Board of Trustees of the Acquiring Trust has determined that the Reorganization is in the best interests of each Acquiring Fund and that the interests of each Acquiring Fund's shareholders would not be diluted as a result of the Reorganization; and

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1.  CREATION OF ACQUIRING FUNDS

     1.1 Investment Objectives, Policies and Procedures. Prior to the Closing Date, the Board of Trustees of the Acquiring Trust shall adopt for each Acquiring Fund investment objectives, policies and procedures identical to those of the corresponding Transferring Fund.

     1.2 Agreements and Plans. Prior to the Closing Date, the Board of Trustees of the Acquiring Trust shall adopt for each Acquiring Class of each Acquiring Fund investment advisory agreements, other agreements, and distribution and administration plans and fees substantially similar to those of the corresponding Transferring Class of the corresponding Transferring Fund.


     1.3 Initial Shareholder Approvals. Prior to the valuation time provided for in paragraph 3.1 hereof (the "Valuation Time"), each Acquiring Fund shall issue to the corresponding Transferring Fund one nominal share of the Acquiring Fund. No payment shall be made to the Acquiring Funds in connection with the issuance of these nominal shares. Provided that the shareholders of one or both Transferring Funds have approved the Reorganization, the Board of Trustees of the Transferring Trust, or any officer of the Transferring Trust duly authorized by that Board, on behalf of the Transferring Fund as sole shareholder of the corresponding Acquiring Fund, shall approve the investment advisory agreement between the Acquiring Fund and Janus Capital Management LLC ("Janus Capital") substantially similar to the current advisory agreement between the corresponding Transferring Fund and Janus Capital, to take effect the day following the Closing Date. After these approvals, and before the Valuation Time, each Transferring Fund shall redeem its nominal share of the Acquiring Fund.

2.  REORGANIZATION


     2.1 Creation of New Series of the Transferring Trust. Subject to the terms and conditions contained herein, the Transferring Trust agrees that, as of immediately prior to the Valuation Time, it will designate each Transferring Class of each Transferring Fund as a corresponding class of a separate series of the Transferring Trust (each an "Interim Transferring Fund"), and each Transferring Fund will allocate to the corresponding Interim Transferring Fund a portion of the assets and liabilities of the Transferring Fund, including securities and cash, having a value equal to the aggregate net asset value of all Transferring Class shares of the Transferring Fund, both full and fractional, issued and outstanding (collectively, the "Transferred Assets" of that Transferring Fund), such values to be determined as set forth in paragraph
3.1. Each Interim Transferring Fund shall be newly-formed for the sole purpose of engaging in the Reorganization and shall not have any assets or engage in any business except as is necessary to consummate the Reorganization. Appendix A to this Agreement identifies, for each Transferring Class of each Transferring Fund, its corresponding Interim Transferring Fund and the corresponding Acquiring Class of the corresponding Acquiring Fund. Where appropriate due to the size of the Transferred Assets (either in absolute terms or as a percentage of the entire Transferring Fund), the Transferred Assets shall consist of as nearly a prorata portion as is reasonably practical of each security or other asset held by the Transferring Fund as of immediately prior to the Valuation Time. If, however, the size of the Transferred Assets makes it impractical to apply such a prorata split to most of the securities held by the Transferring Fund, the Transferred Assets shall be selected in a manner equitable to all shareholders of the Transferring Fund. In any case, the Transferred Assets shall be selected in a manner such that the deviation between market value and amortized cost of each Interim Transferring Fund does not materially differ from the deviation between market value and amortized cost of the corresponding Transferring Class of the corresponding Transferring Fund immediately prior to the Valuation Time. If the Transferred Assets consist all or primarily of cash, Janus Capital shall bear the cost of the brokerage and other expenses incurred by the Acquiring Funds in investing the cash. The allocation of assets under this paragraph 2.1 shall be done in accordance with the Transferring Trust's procedures consistent with Rule 17a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), and related no-action letters issued by the staff of the Securities and Exchange Commission, as if the allocation of assets were a sale of assets from each Transferring Class of a Transferring Fund to the corresponding Interim Transferring Fund; provided, however, instead of a cash payment, each Interim Transferring Fund will be considered to have issued its shares to the corresponding Transferring Fund with a value equal to the value of the corresponding Transferred Assets.

     2.2 Transfer of Assets and Liabilities; Issuance of Shares. Subject to the terms and conditions contained herein:


          (a) As of the Valuation Time, the Transferring Trust will transfer, convey and assign all of the Transferring Class Assets of each Interim Transferring Fund to the corresponding Acquiring Fund.


          (b) In exchange therefor, each Acquiring Fund will (i) deliver to the corresponding Interim Transferring Fund a number of full and fractional Acquiring Fund Shares equal to the number of full and fractional Transferring Class Shares of the corresponding Interim Transferring Fund outstanding as of the Valuation Time and (ii) take certain other actions, as set forth in paragraph 2.3. In lieu of delivering certificates for the Acquiring Fund Shares, each Acquiring Fund shall cause its transfer agent to credit the Acquiring Fund Shares to the corresponding Interim Transferring Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the corresponding Interim Transferring Fund.


          (c) Immediately after the Valuation Time and the transfer described in paragraph 2.2(b), each Interim Transferring Fund shall transfer all of the shares of the Acquiring Fund to the corresponding Transferring Fund in complete liquidation of the Interim Transferring Fund and all outstanding shares of the Interim Transferring Fund shall be cancelled.


     2.3 Liabilities. Each Transferring Fund will endeavor to discharge all of its known liabilities and obligations attributable to its Transferring Classes prior to the Closing Date to the extent reasonably practicable. Each Transferring Fund will transfer to the corresponding Interim Transferring Fund, which will assume, any such liabilities and obligations which have not been discharged prior to the Closing Date as provided for in paragraphs 2.1 and 2.2. The Acquiring Fund will, in turn, assume all such known liabilities, debts, obligations and duties of the Interim Transferring Fund.


     2.4 Delivery of Assets. Each Interim Transferring Fund shall deliver the Transferred Assets at the closing provided for in paragraph 4.1 (the "Closing") to the custodian for the corresponding Acquiring Fund (each, a "Custodian"), for the account of the corresponding Acquiring Class of the corresponding Acquiring Fund, all securities not in bearer form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the corresponding Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the corresponding Acquiring Fund.


     2.5 Subsequent Dividends or Interest Payments. Each Transferring Class of each Transferring Fund will pay or cause to be paid to the corresponding Acquiring Class of the corresponding Acquiring Fund any dividends or interest received on or after the Closing Date with respect to any of the Transferring Class Assets. Each Transferring Class of the Transferring Fund will transfer to the corresponding Acquiring Class of the corresponding Acquiring Fund any distributions, rights or other assets received by (and attributable to the Transferring Classes of) the Transferring Fund on or after the Closing Date as distributions on or with respect to any of the Transferring Class Assets. Such assets shall be deemed included in the Transferring Class Assets and shall not be separately valued.


     2.6 Distribution of Acquiring Fund Shares. Immediately following the transfer in Sections 2.2, 2.3 and 2.4, each Transferring Fund will distribute in kind pro rata to the holders of record the shares of the corresponding Transferring Classes of the corresponding Transferring Fund, determined as of the Valuation Time, in redemption of such shares of the Transferring Classes, the Acquiring Fund Shares received by the Transferring Fund pursuant to paragraph 2.2. Such distribution will be accomplished by the transfer agent of each Acquiring Fund transferring the Acquiring Fund Shares then credited to the account of the corresponding Transferring Funds on the books of the Acquiring Fund to open accounts on such books in the names of the holders of the Transferring Funds' shares and representing the respective pro rata number of the Acquiring Fund Shares due each such shareholder.



     2.7 Transfer Taxes. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than that of the registered holder of the redeemed Transferring Fund shares on the books of the Transferring Fund shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.


     2.8 Reporting Responsibilities. Any reporting responsibility of the Transferring Funds is and shall remain the responsibility of the Transferring Funds after the Reorganization.

     2.9 Expenses. Janus Capital shall bear all expenses incurred in connection with the Agreement and the transactions contemplated herein.

3.  VALUATION


     3.1 Valuation of the Transferred Assets. The value of the Transferred Assets of each Transferring Fund shall be their values computed as of the close of the regular trading session on the New York Stock Exchange (normally 4:00 p.m., New York City time) on the Closing Date (the "Valuation Time") based on the Transferring Fund's valuation procedures set forth in the Transferring Fund's then-current Prospectus and Statement of Additional Information and the Transferring Fund's procedures under Rule 17a-7 under the 1940 Act. The aggregate net asset value of the shares of each Transferring Class of each Transferring Fund, both full and fractional, issued and outstanding, shall be equal to (a) the number of Transferring Class shares issued and outstanding at the Valuation Time, multiplied by (b) the net asset value per share of a Transferring Class share computed as of the Valuation Time, based on the Transferring Fund's valuation procedures set forth in the Transferring Fund's then-current Prospec-tus and Statement of Additional Information and the Transferring Fund's procedures under Rule 17a-7 under the 1940 Act.


     3.2 Net Asset Values of the Acquiring Funds. The net asset value of a share of an Acquiring Class of an Acquiring Fund as of the Valuation Time shall be the same as net asset value per share of the corresponding Transferring Class shares of the corresponding Transferring Fund computed as of the Valuation Time in accordance with paragraph 3.1.

4.  CLOSING AND CLOSING DATE

     4.1 Closing Time and Place. Subject to the provisions of Section 8 of this Agreement, the Closing Date shall be February 23, 2007, or such other date as the parties may mutually agree. All acts taking place on the Closing Date, other than the acts called for by paragraph 1.3 hereof, shall be deemed to take place simultaneously as of the close of the regular trading session on the New York Stock Exchange on the Closing Date unless otherwise provided, notwithstanding that the Closing shall be held at 4:30 p.m., Mountain time, on the Closing Date at the offices of Janus Capital, 151 Detroit Street, Denver, Colorado 80206, or at such other time and/or place as the parties may mutually agree.

     4.2 Custodian Certificate. Each Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Transferring Class Assets for each Interim Transferring Fund have been delivered in proper form to each Acquiring Fund.

     4.3 Delay in Valuation. If at the Valuation Time (a) the trading market or markets for portfolio securities of any Interim Transferring Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading in such market or markets shall be disrupted so that accurate appraisal of the value of the net assets of the Transferring Class Assets is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     4.4 Transfer Agent Certificates. The transfer agent for the Transferring Trust shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of all the shareholders of each Interim Transferring Fund and the number of outstanding shares owned by each such shareholder immediately prior to the Closing. The transfer agent for the Acquiring Trust shall issue and deliver to the Secretary of the Transferring Trust a confirmation, or other evidence satisfactory to the Transferring Trust, that the shares of each Acquiring Class of each Acquiring Fund to be transferred to the corresponding Interim Transferring Fund on the Closing Date have been credited to the Interim Transferring Fund's account on the books of the Acquiring Fund.

     4.5 Other Documents. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

5.  REPRESENTATIONS AND WARRANTIES

     5.1 Representations and Warranties of the Transferring Trust. The Transferring Trust represents and warrants to the Acquiring Trust as follows:

          (a) Structure and Standing. The Transferring Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry out this Agreement.

          (b) SEC Registration. The Transferring Trust is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

          (c) Series and Classes. Each Transferring Fund and Transferring Class is a duly established and designated series and class, respectively, of the Transferring Trust. On or before the Closing Date, the Transferring Trust will designate each Interim Transferring Fund as a duly established and designated series of the Transferring Trust.

          (d) Prospectus. The current prospectus and statement of additional information of the Transferring Classes of each Transferring Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the SEC thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (e) Declaration of Trust. The Transferring Trust is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Transferring Trust's Amended and Restated Declaration of Trust dated March 18, 2003 (the "Declaration of Trust") or the Trust's By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Transferring Trust or any Transferring Fund is a party or by which it is bound.

          (f) Contracts. The Transferring Trust has no material contracts or other commitments outstanding (other than this Agreement) that will be terminated with liability to any Transferring Fund's Transferring Classes on or prior to the Closing Date.

          (g) Litigation. No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Transferring Trust with respect to its Transferring Funds or any of their properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Transferring Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

          (h) Financial Statements. The Statements of Assets and Liabilities of each Transferring Class of each Transferring Fund for the fiscal years ended October 31, 2004, 2005 and 2006 have been audited by PricewaterhouseCoopers, LLP, independent auditors; such financial statements are in accordance with generally accepted accounting principles, consistently applied; such statements (copies of which have been furnished to the Acquiring Trust) fairly reflect the financial condition of the Transferring Classes of the Transferring Funds as of such dates; and there are no known contingent liabilities of the Transferring Classes of the Transferring Funds as of such dates not disclosed therein.

          (i) No Material Changes. Since October 31, 2006, there has not been any material adverse change in the Transferring Funds' financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by any Transferring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred.

          (j) Tax Returns. At the Closing Date, all federal and other tax returns and reports of the Transferring Funds required by law to have been filed by such date shall have been filed, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof; and, to the best of the Transferring Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return.

          (k) RIC Status. For each taxable year of the Transferring Funds ended on or prior to the Closing Date, they have met the requirements of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification and treatment as a regulated investment company, and will continue to meet all such requirements for the taxable year that includes the Closing Date.

          (l) Shares. All issued and outstanding shares of each Transferring Class of each Transferring Fund are duly and validly issued and outstanding, fully paid and nonassessable by the Transferring Fund, except to the extent that under Massachusetts law shareholders of a business trust may, under certain circumstances, be held personally liable for its obligations. All of the issued and outstanding shares of the Interim Transferring Funds, at the Valuation Time, will be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 4.4. The Interim Transferring Funds do not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of any Interim Transferring Fund, nor is there outstanding any security convertible into any share of any of the Interim Transferring Funds, except such as are contemplated herein.

          (m) Authority to Transfer Transferring Class Assets. On the Closing Date, each Interim Transferring Fund will have full right, power and authority to sell, assign, transfer and deliver the Transferring Class Assets.

          (n) Authorization. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Transferring Trust's Board of Trustees; and, subject to the approval of the shareholders of each Transferring Fund and assuming due execution and delivery hereof by the Acquiring Trust, this Agreement will constitute the valid and legally binding obligation of the Transferring Trust on behalf of its series, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).


          (o) Proxy Statement. The Proxy Statement (as defined in paragraph 6.3 hereof) (other than information that relates to or has been furnished by the Acquiring Trust) will, on the mailing date of the Proxy Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

     5.2 Representations and Warranties of the Acquiring Trust. The Acquiring Trust represents and warrants to the Transferring Trust as follows:

          (a) Structure and Standing. The Acquiring Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has power to own its properties and assets and to carry out this Agreement.

          (b) SEC Registration. The Acquiring Trust is registered under the 1940 Act as an open-end, management investment company, and, as of the Closing Date, such registration will not have been revoked or rescinded and will be in full force and effect.

          (c) Prospectus. Each Acquiring Fund's prospectus and statement of additional information that is or will be included in the Acquiring Trust's registration statement will, at the time the registration statement becomes effective, conform in all material respects to the applicable requirements of the 1933 Act, the 1940 Act and the rules and regulations of the SEC thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (d) Trust Instrument. The Acquiring Trust is not, and the execution, delivery and performance of this Agreement will not result, in material violation of its Amended and Restated Trust Instrument dated March 18, 2003, as amended (the "Trust Instrument"), or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which it is a party or by which it is bound.

          (e) Litigation. No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Trust or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

          (f) Shares. All shares of the Acquiring Trust issued in connection with the Reorganization will be duly and validly issued and outstanding, fully paid and nonassessable by the Acquiring Trust, except to the extent that under Delaware law shareholders of a statutory trust may, under certain circumstances, be held personally liable for its obligations. The Acquiring Trust does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Trust, nor is there outstanding any security convertible into any shares of the Acquiring Trust, except such as are contemplated herein.

          (g) Authorization. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Acquiring Trust's Board of Trustees; and, assuming due execution and delivery hereof by the Transferring Trust, this Agreement will constitute the valid and legally binding obligation of the Acquiring Trust on behalf of the Acquiring Funds, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

          (h) Proxy Statement. The Proxy Statement (only insofar as it relates to the Acquiring Trust and is based on information furnished by the Acquiring Trust) will, on the mailing date of the Proxy Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

6.  COVENANTS OF THE TRANSFERRING TRUST AND THE ACQUIRING TRUST

     6.1 Ordinary Course. The Transferring Trust will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions in the ordinary course and on the Closing Date.


     6.2 Shareholder Meeting. The Transferring Trust shall call a meeting of its Transferring Fund shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.


     6.3 Proxy Statement. The Transferring Trust and the Acquiring Trust shall cooperate in the provision of all information reasonably necessary for the preparation, filing and mailing of the proxy statement in connection with the meeting of the Transferring Class shareholders to consider approval of this Agreement and the transactions contemplated herein (the "Proxy Statement").

     6.4 Approvals. The Acquiring Trust shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

     6.5 Additional Actions. Subject to the provisions of this Agreement, the Transferring Trust and the Acquiring Trust will each take, or cause to be taken, all action and do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated herein.

7.  CONDITIONS PRECEDENT

     7.1 Conditions Precedent to Obligation of the Acquiring Trust. The obligations of the Acquiring Trust to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Transferring Trust of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

          (a) Representation and Warranties. All representations and warranties of the Transferring Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated herein, as of the Closing with the same force and effect as if made on the Closing Date and as of the Closing.

          (b) Certificates. The Transferring Trust shall have delivered to the Acquiring Trust at the Closing a certificate executed in its name by its President and a Vice President, in form and substance reasonably satisfactory to the Acquiring Trust, to the effect that the representations and warranties of the Transferring Trust made in this Agreement are true and correct at and as of the Closing, except as they may be affected by the transactions contemplated herein, and as to such other matters as the Acquiring Trust shall reasonably request.

     7.2 Conditions Precedent to Obligations of the Transferring Trust. The obligations of the Transferring Trust to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

          (a) Representations and Warranties. All representations and warranties of the Acquiring Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated herein, as of the Closing with the same force and effect as if made on the Closing Date and as of the Closing.

          (b) Certificate. The Acquiring Trust shall have delivered to the Transferring Trust at the Closing a certificate executed in its name by its President and a Vice President, in form and substance reasonably satisfactory to the Transferring Trust, to the effect that the representations and warranties of the Acquiring Trust made in this Agreement are true and correct at and as of the Closing, except as they may be affected by the transactions contemplated herein, and as to such other matters as the Transferring Trust shall reasonably request.

     7.3 Further Conditions Precedent to Obligations of the Transferring Trust and the Acquiring Trust. If any of the conditions set forth below does not exist on or before the Closing Date with respect to the Transferring Trust or the Acquiring Trust, the other party to this Agreement, at its option, shall not be required to consummate the transactions contemplated herein.


          (a) Shareholder Approval. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of each Transferring Fund voting both (i) together as a fund, and (ii) with regard to holders of the outstanding shares of each Transferring Class, separately as classes, in accordance with the provisions of the Transferring Trust's Declaration of Trust and the 1940 Act. If the shareholders of Transferring Classes of some but not all of the Transferring Funds approve this Agreement and the transactions contemplated herein, the Board of Trustees of the Transferring Trust or of the Acquiring Trust may terminate this Agreement pursuant to Section 8 or may determine to proceed with the Agreement and the transactions with respect to the Transferring Fund for which a necessary shareholder approval was obtained.


          (b) Litigation. On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

          (c) Consents and Approvals. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky and securities authorities) deemed necessary by the Transferring Trust or the Acquiring Trust to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Transferring Trust or the Acquiring Trust.

          (d) Distribution. Each Transferring Class of each Transferring Fund shall have declared a dividend or dividends that, together with all previous dividends, shall have the effect of distributing to the Transferring Fund's shareholders all of its investment company taxable income, and net interest income excludable from gross income under section 103(a) of the Code, for all its taxable years ended on or prior to the Closing Date and for its current taxable year through the Closing Date (computed without regard to any deduction for dividends paid) and any net capital gain realized in all such taxable years (after reduction for any capital loss carryforward).


          (e) Tax Opinion. The Transferring Trust shall have received an opinion from Vedder, Price, Kaufman & Kammholz, P.C. substantially to the effect that the Transferring Funds should not recognize any gain or loss for federal income tax purposes as a result of the in-kind redemption of the shares of the Transferring Classes pursuant to the Reorganization. Each of the Transferring Trust, on behalf of the Transferring Funds, and the Acquiring Trust, on behalf of the Acquiring Funds, shall cooperate in providing such representations as are requested by counsel to render such opinion.


          (f) Amortized Cost and Market Value Deviation. The net asset value per share of the Transferring Fund calculated using market values shall not deviate by more than .5 of 1% from the net asset value per share calculated using amortized cost during the period from the date hereof to the Closing.

8.  TERMINATION OF AGREEMENT

     8.1 Termination. This Agreement and the transactions contemplated herein may be terminated and abandoned by resolution of the Board of Trustees of the Transferring Trust or of the Acquiring Trust, as the case may be, at any time at or prior to the Closing Date (notwithstanding any vote of shareholders) if: (a) circumstances should develop that, in the opinion of either such Board, make proceeding with this Agreement inadvisable; (b) a material breach by the other party of any representation, warranty or agreement contained therein has occurred; (c) a condition to the obligation of the terminating party cannot reasonably be met.

     8.2 Effect of Termination. If this Agreement is terminated and the Reorganization is abandoned pursuant to the provisions of this Section 8, this Agreement shall become void and have no effect, without any liability on the part of either party hereto or the Trustees, officers or shareholders of the Transferring Trust or of the Acquiring Trust, as the case may be, in respect of this Agreement. If this Agreement is terminated or the exchange contemplated herein is abandoned, Janus Capital shall bear all expenses incurred in connection with this Agreement and the transactions contemplated herein up to the time of such termination or abandonment.

9.  MISCELLANEOUS

     9.1 Waiver. At any time prior to the Closing Date, any of the conditions set forth in Section 7 may be waived by the Board of Trustees of the Transferring Trust or of the Acquiring Trust, as the case may be, if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the Transferring Trust or the Acquiring Trust as the case may be.

     9.2 Captions. The captions contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     9.3 Survival of Representations and Warranties. None of the representations and warranties included or provided for herein shall survive consummation of the Reorganization.

     9.4 Entire Agreement. This Agreement contains the entire agreement and understanding between the parties with respect to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

     9.5 Authorizations. All agreements, representations, actions and obligations described herein made or to be taken or undertaken by a Transferring Fund or an Interim Transferring Fund are made and shall be taken or undertaken by the Transferring Trust on behalf of the Transferring Fund or the Interim Transferring Fund. All agreements, representations, actions and obligations described herein made or to be taken or undertaken by an Acquiring Fund are made and shall be taken or undertaken by the Acquiring Trust on behalf of the Acquiring Fund.

     9.6 Trust Disclosure. Copies of the Declaration of Trust of the Transferring Trust and the Trust Instrument of Acquiring Trust are on file with the Secretaries of the Transferring Trust and the Acquiring Trust, respectively. This Agreement is executed by the undersigned officers on behalf of the Transferring Trust and the Acquiring Trust, respectively, and not on behalf of such officers or the Trustees of either the Transferring Trust or the Acquiring Trust as individuals. The respective obligations of the Transferring Trust and the Acquiring Trust under this Agreement are not binding upon any of their respective Trustees, officers or shareholders individually.

     9.7 Choice of Law. This Agreement shall be governed and construed in accordance with the internal laws of the [State of Delaware/Commonwealth of Massachusetts], without giving effect to principles of conflict of laws.

     9.8 Counterparts. This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

     9.9 Assignment. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     IN WITNESS WHEREOF, the Transferring Trust, on behalf of the Transferring Funds, and the Acquiring Trust, on behalf of the Acquiring Funds, have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

                                          JANUS INVESTMENT FUND on behalf of
                                          Janus Money Market Fund and Janus
                                          Government Money Market Fund

ATTEST:                                   By:
         ------------------------------        --------------------------------
         Secretary                             Vice President


                                          JANUS ADVISER SERIES on behalf of
                                          Janus Institutional Money Market Fund
                                          and Janus Institutional Government
                                          Money Market Fund

ATTEST:                                   By:
         ------------------------------        --------------------------------
         Secretary                             Vice President


     The undersigned is a party to this Agreement solely for the purpose of Sections 2.9 and 8.2.

                                          JANUS CAPITAL MANAGEMENT LLC

ATTEST:                                   By:
         ------------------------------        --------------------------------

                                               Name:
                                                      -------------------------

                                               Title:
                                                      -------------------------


               APPENDIX A TO AGREEMENT AND PLAN OF REORGANIZATION


TRANSFERRING FUND/CLASS      INTERIM TRANSFERRING      ACQUIRING FUND/CLASS
(EACH A SERIES OF JANUS  FUND/CLASS (EACH A SERIES OF    (EACH A SERIES OF
   INVESTMENT FUND)         JANUS INVESTMENT FUND)     JANUS ADVISER SERIES)
-----------------------  ----------------------------  ---------------------
      JANUS MONEY         JANUS INTERIM MONEY MARKET           JANUS
      MARKET FUND                    FUND                  INSTITUTIONAL
 Institutional Shares        Institutional Shares          MONEY MARKET
    Service Shares              Service Shares                 FUND
                                                       Institutional Shares
                                                          Service Shares

JANUS GOVERNMENT MONEY     JANUS INTERIM GOVERNMENT     JANUS INSTITUTIONAL
      MARKET FUND             MONEY MARKET FUND          GOVERNMENT MONEY
 Institutional Shares        Institutional Shares           MARKET FUND
    Service Shares              Service Shares         Institutional Shares
                                                          Service Shares

                                                                       EXHIBIT B



     BENEFICIAL OWNERS OF 5% OR MORE OF FUND SHARES AS OF DECEMBER 12, 2006



     As of the Record Date, the following table lists those shareholders known to own beneficially 5% or more of the outstanding shares of the Current Classes of the Current Funds.



                                      NAME AND ADDRESS           NUMBER OF       PERCENTAGE
NAME OF FUND AND CLASS              OF BENEFICIAL OWNER           SHARES          OF CLASS
----------------------            ------------------------   -----------------   ----------
Janus Money Market Fund
  Institutional Shares..........  Comerica Bank                1,975,911,479       25.38%
                                  Detroit, MI 48226-3155
                                  Comerica Bank                  710,000,000        9.12%
                                  Detroit, MI 48226-3215
                                  Hare and Co.                   699,932,830        8.99%
                                  The Bank Of New York
                                  East Syracuse, NY 13057-
                                  1382
                                  Union Bank                     463,168,356        5.95%
                                  FBO SIMF Omnibus
                                  Reinvest
                                  San Diego, CA 92186-5484
Janus Government Money Market
  Fund Institutional Shares.....  Comerica Bank                  299,476,125       52.77%
                                  Detroit, MI 48226-3155
                                  Employers Health                80,234,712       14.14%
                                  Insurance Co.
                                  Louisville, KY
                                  40202-2946
                                  Colorado State Treasury         50,000,000        8.81%
                                  Denver, CO 80203
                                  Mellon Financial Markets        40,679,472        7.71%
                                  LLC
                                  FBO United Health Group
                                  Pittsburgh, PA
                                  15258-00001
Janus Money Market Fund Service
  Shares........................  EGAP & Co. (1)                  21,445,902       61.15%
                                  Chittenden Trust Company
                                  Burlington, VT
                                  05402-0820
                                  Wells Fargo Brokerage           13,623,407       38.85%
                                  Services, LLC (2)
                                  Minneapolis, MN 55402-
                                  1916
Janus Government Money Market
  Fund Service Shares...........  EGAP & Co. (1)                 101,106,679       63.87%
                                  Chittenden Trust Company
                                  Burlington, VT
                                  05402-0820
                                  Wells Fargo Brokerage           57,197,976       36.13%
                                  Services, LLC (2)
                                  Minneapolis, MN 55402-
                                  1916


---------------


(1) EGAP & Co. is governed under the laws of the State of Vermont, and its parent company is Chittenden Trust Company.



(2) Wells Fargo Brokerage Services, LLC is governed under the laws of California, and its parent company is Wells Fargo Co.

                                                                       EXHIBIT C



                                 LEGAL MATTERS



     In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.



     A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class; (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds; (iii) claims on behalf of participants in the Janus 401(k) plan; (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI; and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders. Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



     On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors (actions (i) and (ii) described above), except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 15, 2006, the complaint in the 401(k) plan class action (action (iii) described above) was dismissed by the district court with prejudice; the plaintiff has appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit. Motions to dismiss the two actions brought by JCGI shareholders (actions (iv) and (v) described above) are fully briefed and pending before the district court.

     In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations. The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. No further proceedings are currently scheduled.



     In addition to the "market timing" actions described above, Janus Capital is a defendant in a consolidated lawsuit in the U.S. District Court for the District of Colorado challenging the investment advisory fees charged by Janus Capital to certain Janus funds. The action was filed in 2004 by fund investors asserting breach of fiduciary duty under Section 36(b) of the 1940 Act. The plaintiffs seek declaratory and injunctive relief and an unspecified amount of damages. The trial is scheduled to commence on May 21, 2007.



     In 2001, Janus Capital's predecessor was also named as a defendant in a class action suit in the U.S. District Court for the Southern District of New York, alleging that certain underwriting firms and institutional investors violated antitrust laws in connection with initial public offerings. The U.S. District Court dismissed the plaintiff's antitrust claims in November 2003; however, the U.S. Court of Appeals vacated that decision and remanded it for further proceedings. In March 2006, the defendants, including Janus Capital, filed a Petition for a Writ of Certiorari with the U.S. Supreme Court to review the decision of the U.S. Court of Appeals. In June 2006, the U.S. Supreme Court invited the U.S. Solicitor General to file a brief expressing the view of the United States, and in November 2006, the Solicitor General filed a brief expressing its view on the matter. The U.S. Supreme Court has granted the Petition for a Writ of Certiorari.



     Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

                               FORM OF PROXY CARD
       JANUS MONEY MARKET FUND -- INSTITUTIONAL SHARES AND SERVICE SHARES
                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 16, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF JANUS INVESTMENT FUND ("TRUST"). The undersigned, revoking previous proxies, hereby appoints Kelley A. Howes, Jesper Nergaard, and Stephanie Grauerholz-Lofton or any of them, as attorneys and proxies, with full power of substitution to each, to vote the shares which the undersigned is entitled to vote at the Special Meeting of Shareholders ("Meeting") of Janus Money Market Fund -- Institutional Shares, to be held at Janus Capital Management LLC, 151 Detroit Street, Denver, CO on February 16, 2007 at 10:00 a.m. Mountain Time and at any adjournment(s) or postponement(s) of such Meeting. As to any other matter that properly comes before the Meeting or any adjournment(s) or postponement(s) thereof, the persons appointed above may vote in accordance with their best judgment. The undersigned hereby acknowledges receipt of the accompanying Proxy Statement and Notice of Special Meeting.



                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM

                            ------------------------      ----------------------

                            ------------------------      ----------------------

                            Note: Please sign exactly as your name(s) appears on the Proxy. If you are signing this Proxy for a corporation, estate, trust or other fiduciary capacity, for example, as a trustee, please state that capacity or title along with your signature.


                            ----------------------------------------------------
                            Signature

                            ----------------------------------------------------
                            Signature (Joint Owners)

                            ----------------------------------------------------
                            Date                                      JMM_17019A




                                 VOTING OPTIONS
           READ YOUR PROXY STATEMENT AND HAVE IT AT HAND WHEN VOTING.

       VOTE ON THE INTERNET                        VOTE BY MAIL                       VOTE IN PERSON
            LOG ON TO:                    VOTE, SIGN AND DATE THIS PROXY        ATTEND SHAREHOLDER MEETING
  HTTPS://VOTE.PROXY-DIRECT.COM               CARD AND RETURN IN THE           JANUS CAPITAL MANAGEMENT LLC
FOLLOW THE ON-SCREEN INSTRUCTIONS             POSTAGE-PAID ENVELOPE                 151 DETROIT STREET
        AVAILABLE 24 HOURS                                                              DENVER, CO
                                                                                    ON FEBRUARY 16, 2007

        IF YOU VOTE ON THE INTERNET, YOU NEED NOT RETURN THIS PROXY CARD.




WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL SET FORTH BELOW.

PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS.  EXAMPLE: [ ]

                                                                                       FOR     AGAINST     ABSTAIN
   1.  Approve the transactions contemplated under an Agreement and Plan of            [ ]       [ ]         [ ]
       Reorganization, which would result in the transfer of a portion of the assets of Janus Money Market Fund having a value equal to the aggregate net asset value of the Institutional Shares and Service Shares of Janus
       Money Market Fund in exchange for corresponding shares of Janus
       Institutional Money Market Fund (a corresponding series of Janus Adviser
       Series), and the redemption in kind of such Institutional Shares and
       Service Shares by distributing to holders thereof shares of the acquiring fund equal in value and number to the shares redeemed.


                                   JMM_17019A

                               FORM OF PROXY CARD
  JANUS GOVERNMENT MONEY MARKET FUND -- INSTITUTIONAL SHARES ANDSERVICE SHARES
                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 16, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF JANUS INVESTMENT FUND ("TRUST"). The undersigned, revoking previous proxies, hereby appoints Kelley A. Howes, Jesper Nergaard, and Stephanie Grauerholz-Lofton or any of them, as attorneys and proxies, with full power of substitution to each, to vote the shares which the undersigned is entitled to vote at the Special Meeting of Shareholders ("Meeting") of Janus Money Market Fund -- Service Shares, to be held at Janus Capital Management LLC, 151 Detroit Street, Denver, CO on February 16, 2007 at 10:00 a.m. Mountain Time and at any adjournment(s) or postponement(s) of such Meeting. As to any other matter that properly comes before the Meeting or any adjournment(s) or postponement(s) thereof, the persons appointed above may vote in accordance with their best judgment. The undersigned hereby acknowledges receipt of the accompanying Proxy Statement and Notice of Special Meeting.


                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM

                            ------------------------      ----------------------

                            ------------------------      ----------------------

                            Note: Please sign exactly as your name(s) appears on the Proxy. If you are signing this Proxy for a corporation, estate, trust or other fiduciary capacity, for example, as a trustee, please state that capacity or title along with your signature.


                            ----------------------------------------------------
                            Signature

                            ----------------------------------------------------
                            Signature (Joint Owners)

                            ----------------------------------------------------
                            Date                                      JMM_17019B






                                 VOTING OPTIONS
           READ YOUR PROXY STATEMENT AND HAVE IT AT HAND WHEN VOTING.

       VOTE ON THE INTERNET                        VOTE BY MAIL                       VOTE IN PERSON
            LOG ON TO:                    VOTE, SIGN AND DATE THIS PROXY        ATTEND SHAREHOLDER MEETING
  HTTPS://VOTE.PROXY-DIRECT.COM               CARD AND RETURN IN THE           JANUS CAPITAL MANAGEMENT LLC
FOLLOW THE ON-SCREEN INSTRUCTIONS             POSTAGE-PAID ENVELOPE                 151 DETROIT STREET
        AVAILABLE 24 HOURS                                                              DENVER, CO
                                                                                    ON FEBRUARY 16, 2007

        IF YOU VOTE ON THE INTERNET, YOU NEED NOT RETURN THIS PROXY CARD.



WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL SET FORTH BELOW.

PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE: [ ]

                                                                                       FOR     AGAINST     ABSTAIN
   2.  Approve the transactions contemplated under an Agreement and Plan of            [ ]       [ ]         [ ]
       Reorganization, which would result in the transfer of a portion of the assets of Janus Government Money Market Fund having a value equal to the aggregate net asset value of the Institutional Shares and Service Shares of Janus Government Money Market Fund in exchange for corresponding shares of Janus Institutional Government Money Market Fund (a
       corresponding series of Janus Adviser Series), and the redemption in kind of such Institutional Shares and Service Shares by distributing to holders thereof shares of the acquiring fund equal in value and number to the shares redeemed.





                                   JMM_17019B